STOCK-BASED COMPENSATION	12 Months Ended
Dec. 31, 2024
Share-Based Payment Arrangement [Abstract]
STOCK-BASED COMPENSATION	STOCK-BASED COMPENSATION
The Company accounts for stock-based compensation plans in accordance with ASC 718, Compensation - Stock Compensation, which requires a fair-value based method for measuring the value of stock-based compensation. Fair value is measured at the date of grant and is generally not adjusted for subsequent changes. The Company's stock-based compensation plans include programs for stock appreciation rights, restricted stock and performance share units.

Stock Options and Appreciation Rights

Eligible participants may receive stock options or stock appreciation rights as part of the Company's long-term incentive program. The fair value of each instrument is determined as of the date of grant using a binomial lattice model and expensed on a straight-line basis over the required service period, which is generally a three-year vesting period. However, in the event of retirement, awards held for at least one year may vest and become exercisable (if applicable), subject to certain terms and conditions.

The following table summarizes fair value information for stock options and stock appreciation rights:

	2024 (1)	2023 (1)	2022 (1)
Stock options and stock appreciation rights weighted-average fair value per award	$14.84	$11.64	$10.68
Assumptions:
Volatility	30.6% to 31.7%	30.9%	30.8% to 31.3%
Expected term (in years)	5.6 to 7.8	5.8	6.1
Expected dividend yield	1.8%	1.8%	1.5%
Range of risk-free rates	4.0% to 4.3%	3.6%	1.7% to 3.0%
(1) Carrier has limited historical trading data and used peer group data to estimate expected volatility for the 2024, 2023 and 2022 awards.

The Company used historical employee data, including data prior to the Separation and the Distribution, to estimate expected term. The expected dividend yield is consistent with management's expectations. The risk-free rate is based on the term structure of interest rates at the time the awards were granted.
Changes in stock options and stock appreciation rights outstanding were as follows:

	Shares Subject to Option (in thousands)	Weighted-Average Exercise Price	Aggregate Intrinsic Value (in millions)	Weighted- Average Remaining Life (in years)
As of December 31, 2021	32,441	$22.02
Granted	2,715	$47.72
Exercised	(3,495)	$17.76
Cancelled	(883)	$30.33
As of December 31, 2022	30,778	$24.53
Granted	3,494	$46.13
Exercised	(8,432)	$20.48
Cancelled	(769)	$42.94
As of December 31, 2023	25,071	$28.34
Granted	4,187	$56.46
Exercised	(8,041)	$23.21
Cancelled	(430)	$50.77
Outstanding as of December 31, 2024	20,787	$35.52	$681	5.8

Exercisable as of December 31, 2024	12,746	$25.48	$545	4.1

Restricted Stock Units

Eligible participants may receive restricted stock units ("RSU") as part of the Company's long-term incentive program. The fair value of restricted stock units are based on the closing market price of the Company's common stock on the date of grant and expensed on a straight-line basis over the required service period (which is generally a three-year vesting period). However, in the event of retirement, awards held for at least one year may vest and become exercisable (if applicable), subject to certain terms and conditions. Dividends accrue during the vesting period and are paid in shares of the Company's common stock.

Changes in restricted stock units were as follows:

	RSUs (in thousands)	Weighted-Average Grant Date Fair Value
Outstanding and unvested as of December 31, 2021	3,570	$23.33
Granted	555	$41.88
Vested	(1,915)	$20.85
Cancelled	(143)	$32.92
Outstanding and unvested as of December 31, 2022	2,067	$29.87
Granted	577	$45.71
Vested	(1,140)	$26.09
Cancelled	(161)	$35.09
Outstanding and unvested as of December 31, 2023	1,343	$39.22
Granted	264	$59.88
Vested	(448)	$38.17
Cancelled	(68)	$49.14
Outstanding and unvested as of December 31, 2024	1,091	$43.94
Performance Share Units

The Company has a performance share program for key employees whereby awards are provided in the form of performance share units ("PSU") based on performance against pre-established objectives. The annual target level is expressed as shares of the Company's common stock based on the fair value of its stock on the date of grant. Awards are generally earned over a three-year performance period based equally on a performance condition, measured by the compound annual growth rate of the Company's earnings per share and on a market condition, measured by the Company's relative total shareowner return compared to the total shareowner return of a subset of industrial companies in the S&P 500 Index. The fair value of the market condition is estimated using a Monte Carlo simulation approach. The fair value of the PSU awards are expensed over the required service period, which is generally a three-year vesting period. In the event of retirement, performance share units held for at least one year remain eligible to vest based on actual performance relative to pre-established metrics. Dividends do not accrue on the performance share units during the performance period.

Changes in PSUs were as follows:

	PSUs (in thousands)	Weighted-Average Grant Date Fair Value
Outstanding and unvested as of December 31, 2021	1,421	$30.75
Granted	653	$46.93
Vested	(5)	$41.81
Forfeited	(139)	$35.45
Outstanding and unvested as of December 31, 2022	1,930	$35.86
Granted	902	$47.93
Vested	(607)	$18.23
Forfeited	(183)	$46.52
Outstanding and unvested as of December 31, 2023	2,042	$45.47
Granted	1,741	$50.75
Vested	(1,339)	$41.49
Forfeited	(121)	$52.56
Outstanding and unvested as of December 31, 2024	2,323	$51.35

Compensation Expense

Stock-based compensation expense, net of estimated forfeitures, is included in Cost of products sold, Selling, general and administrative and Research and development, in the accompanying Consolidated Statement of Operations.

Stock-based compensation cost by award type are as follows:

(In millions)	2024	2023	2022
Equity compensation costs - equity settled	$98	$81	$77
Equity compensation costs - cash settled (1)	2	3	(15)
Total stock-based compensation cost	$100	$84	$62

Amounts recorded in continuing operations	$87	$74	$53
Amounts recorded in discontinued operations	13	10	9
Total stock-based compensation cost	$100	$84	$62

Income tax benefit	$13	$11	$9
(1) The cash settled awards are classified as liability awards and are measured at fair value at each balance sheet date.
As of December 31, 2024 and 2023, there were $112 million and $63 million of unrecognized stock-based compensation costs related to non-vested awards granted under the plan, respectively, which will be recognized ratably over the awards weighted-average remaining vesting period of 3 years.